Securities Act Registration No. 333-

Investment Company Registration No. 811-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment	No. __
☐	Post-Effective Amendment No. __

and/or

☒       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	Amendment No. __

_____________________________

DREYFUS EMERGING CURRENCY & INCOME FUND

(Exact Name of Registrant as Specified in Charter)

_____________________________

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

(Address of Principal Executive Offices)

(212) 922-6000

(Registrant’s Telephone Number, including Area Code)

Michael A. Rosenberg, Esq.

The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

(Name and Address of Agent for Service)

_____________________________

With Copies to:

David Stephens, Esq.

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

_____________________________

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

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CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT
Title of Securities Being Registered	Amount Being Registered*	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $.001 par value	50,000 shares	$20.00	$1,000,000	$39.30

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*	Estimated solely for the purpose of calculating the registration fee.

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The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy thesesecurities in any state where the offer or sale is not permitted.

Subject to Completion, dated February 20, 2008

PROSPECTUS

Shares

[LOGO]

Dreyfus Emerging Currency & Income Fund

Common Shares

$ per Share

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Investment Objective. Dreyfus Emerging Currency & Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is total return, with an emphasis on current income. The Fund seeks to achieve its investment objective with an actively-managed portfolio of investments that provides long and short exposure to select emerging market currencies ("Investment Currencies") through investments in short-term fixed income securities and other instruments.

No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.

(continued on following page)

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Investing in the Fund's common shares involves certain risks that are described in the "Risk Factors" section beginning on page of this prospectus.

	Per Share	Total (1)
Public offering price	$	$
Sales load	$	$
Estimated offering costs(2)	$	$
Proceeds, after expenses, to the Fund	$	$

__________

(1)

The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price less the sales load, solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated organizational expenses and offering costs and proceeds to the Fund will be $ , $ , $ and $ , respectively. See "Underwriting."

(2)

Total organizational expenses and offering costs (other than the sales load) are estimated to be $ , or $ per share. The Dreyfus Corporation, the Fund's investment manager, has agreed to reimburse all organizational expenses of the Fund and to pay offering costs of the Fund (other than the sales load) that exceed $ per common share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Delivery of the common shares will be made on or about	, 2008.

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The date of this prospectus is .

(continued from previous page)

Portfolio Contents. In implementing the Fund's investment strategy, the Fund's sub-investment adviser (the "Sub-Adviser") begins the investment process by investing all or substantially all of the Fund's assets primarily in short-term fixed income securities, including, but not limited to, sovereign debt securities of countries in emerging markets, debt obligations of corporate issuers in emerging markets and other fixed income securities, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, that the Sub-Adviser believes are appropriate investments for the Fund (collectively, "Fixed Income Securities"). After establishing Fund investments in Fixed Income Securities, the Sub-Adviser generally will invest in other instruments that provide exposure to Investment Currencies, including, but not limited to, cash settled currency forward contracts, including non-deliverable currency forward contracts, currency swap contracts and other currency derivative instruments deemed appropriate by the Sub-Adviser.

Investment Manager and Sub-Investment Adviser. The Dreyfus Corporation will be the Fund's investment manager and Pareto Asset Management Limited will be the Fund's sub-investment adviser responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with the Fund's investment objective and policies.

The Fund expects its common shares to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "          ."

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's common shares and retain it for future reference. A statement of additional information (the "SAI"), dated , 2008, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page of this prospectus, the Fund's annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling . . , by writing to the Fund at 200 Park Avenue, New York, New York 10166, or by visiting www.dreyfus.com. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Commission's website (www.sec.gov).

The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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TABLE OF CONTENTS

Prospectus Summary

Summary of Fund Expenses

The Fund

Use of Proceeds

Investment Objective and Principal Investment Strategies

Risk Factors

Investment Limitations

Management of the Fund

Dividends and Distributions

Closed-End Structure

Repurchase of Shares

Possible Conversion to Open-End Fund Status

Taxation

Net Asset Value

Description of Common Shares

Certain Provisions of the Declaration of Trust and By-Laws

Underwriting

Custodian, Transfer Agent and Dividend Disbursing Agent

Legal Opinions

Table of Contents for the Statement of Additional Information

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You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. After commencement of investment operations, the Fund's business, financial condition and results of operations each may have changed since the date on the front of this prospectus. The Fund will amend this prospectus if there are any material changes to the information provided subsequent to the date of the prospectus and prior to completion of this offering.

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PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this prospectus and in the statement of additional information ("SAI"), especially the information set forth under the heading "Risk Factors."

The Fund	Dreyfus Emerging Currency & Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

The Offering

The Fund is offering           common shares of beneficial interest ("common shares") at an initial offering price of $ per share. The common shares are being offered by a group of underwriters led by ________. You must purchase at least 100 common shares ($ ) in order to participate in the offering. The Fund has granted the underwriters the right to purchase up to an additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments. The Dreyfus Corporation, the Fund's investment manager (the "Investment Manager" or "Dreyfus"), has agreed to reimburse all organizational expenses of the Fund and to pay offering costs of the Fund (other than the sales load) that exceeds $        per share.  See "Underwriting."

Investment Objective and Principal Investment Strategies

The Fund's investment objective is total return, with an emphasis on current income. This investment objective may be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its investment objective with an actively-managed portfolio of investments that provides long and short exposure to select emerging market currencies ("Investment Currencies") through investments in short-term fixed income securities and other instruments. In implementing the Fund's investment strategy, the Fund's sub-investment adviser (the "Sub-Adviser") begins the investment process by investing all or substantially all of the Fund's assets primarily in short-term fixed income securities, including, but not limited to, sovereign debt securities of countries in emerging markets ("Emerging Sovereign Debt"), debt obligations of corporate issuers in emerging markets and other fixed income securities, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, that the Sub-Adviser believes are appropriate investments for the Fund (collectively, "Fixed Income Securities"). The Fund may invest in Fixed Income Securities rated below investment grade or in unrated securities determined by the Sub-Adviser to be of comparable quality. After establishing Fund investments in Fixed Income Securities, the Sub-Adviser generally will invest in other instruments that provide exposure to Investment Currencies, including, but not limited to, cash settled currency forward contracts, including non-deliverable currency forward contracts ("NDFs"), currency swap contracts and other currency derivative instruments deemed appropriate by the Sub-Adviser (collectively, "Currency Contracts"). In addition, the Sub-Adviser also may invest the Fund's assets in interest rate swaps, credit default swaps and other fixed income security derivatives in managing the Fund's portfolio.

The Fund will seek to gain exposure to Investment Currencies by investing a majority of its net assets directly in short-term Emerging Sovereign Debt. In markets where the Sub-Adviser is unable to gain the desired exposure to Investment Currencies through investing directly in Emerging Sovereign Debt, or where the Sub-Adviser believes that it is not in the best interest of the Fund to do so, the Sub-Adviser generally will seek exposure to Investment Currencies through Currency Contracts.

In selecting the Investment Currencies, the Sub-Adviser, initially, and approximately on a monthly basis thereafter, will perform a multi-stage screening process to identify a universe of eligible emerging market countries. The Sub-Adviser will select these countries using an elimination process that considers the countries' gross domestic product ("GDP") per capita and depth of capital market (determined by daily turnover of the countries' respective currency). The Sub-Adviser will then screen the resulting universe to remove countries with "pegged currencies" (i.e., those currencies whose value is determined by reference to other currencies), and countries with currencies that, in the opinion of the Sub-Adviser, do not have sufficient trading liquidity. Next, the Sub-Adviser will analyze political and economic factors to eliminate countries believed by the Sub-Adviser to be too volatile or otherwise undesirable for investment at that time. These factors may include, among others deemed to be appropriate by the Sub-Adviser, a country's relative level of democracy and governmental stability, level of inflation, fiscal policy and central bank independence, and the size and growth of the country's economy.

The Sub-Adviser will rank the currencies of the eligible countries resulting from the screening process from highest yielding to lowest yielding based upon the yield of local short-term government obligations denominated in those currencies, adjusted for local inflation. The Fund will then invest in securities or instruments providing long exposure to five to seven of the highest yielding currencies and in securities or instruments providing short exposure to five to seven of the lowest yielding currencies (these highest and lowest yielding currencies constituting the Investment Currencies). In establishing these long and short positions, the Sub-Adviser will seek to reduce the effect of any one particularly volatile currency. The Sub-Adviser expects to obtain the Fund's long exposure to the Investment Currencies primarily through direct investment in Emerging Sovereign Debt and to obtain the Fund's short exposure to the Investment Currencies primarily through the use of Currency Contracts (collectively, "Currency Investments").

Currency Contracts have the economic effect of financial leverage by creating investment exposure, as well as the potential for loss, that exceeds the Fund's net assets. The Sub-Adviser, however, intends to manage the Fund's Currency Contracts so that the Fund's aggregate current net obligations under the Currency Contracts will at no time exceed the value of the Fund's Fixed Income Securities. The Fund will invest, subject to its risk control procedures, in approximately equally-weighted baskets of long and short positions, with the same number of long and short positions and the average weighting in each Investment Currency approximately equal. Investments related to a single currency, other than U.S. dollars, will not exceed 30% of the Fund's net assets.

It is anticipated that the Fund's net income, if any, primarily will be generated from Fixed Income Securities, with the remaining portion generated by positive returns, if any, from Currency Contracts. The Fund believes that its investments in Fixed Income Securities and Currency Contracts will generate varying returns based upon market conditions and global interest rates.

Investment Manager and Sub-Investment Adviser

The Dreyfus Corporation will be the Fund's investment manager and Pareto Investment Management Limited ("Pareto") will be the Fund's sub-investment adviser responsible for implementation of the Fund's investment strategy. The Sub-Adviser is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with the Fund's investment objective and policies.

Founded in 1947, Dreyfus manages approximately $[270] billion in approximately [180] mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt.

The Fund has agreed to pay the Investment Manager a monthly investment management fee computed at the annual rate of ___% of the value of the Fund's average daily net assets. The Investment Manager has agreed to compensate the Sub-Adviser. See "Management of the Fund—Investment Management Agreement."

Listing	The Fund expects its common shares to be listed on the New York Stock Exchange (the "NYSE"), subject to notice of issuance, under the symbol " ."

Dividends and Distributions

The Fund intends to distribute all or a portion of its net investment income quarterly to common shareholders. The Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year both to reduce its federal income tax liability and to avoid a potential excise tax. The Fund intends to distribute all net realized capital gains, if any, at least annually. Dividends and distributions are taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Fund or received in cash.

The yield on the Fund's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's portfolio investments, the securities and other investments comprising the Fund's portfolio, changes in currency and interest rates, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares, and the yield for any given period is not an indication or representation of future yields on the Fund's shares.

The Fund has a dividend reinvestment plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder who participates in the plan will have all distributions of dividends and capital gains automatically reinvested in additional common shares. Common shareholders who elect not to participate in the Plan will receive all distributions in cash. Common shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. See "Dividends and Distributions—Dividend Reinvestment Plan" and "Taxation."

Risk Factors

Risks of the Fund's Investments

Foreign Securities and Emerging Markets Risk

Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, and these risks are more pronounced for emerging market issuers. These risks may include:

•	less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;
•

many non-U.S. markets are smaller, less liquid and more volatile so that in a changing market the Sub-Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable;

•	an adverse effect of currency exchange rates or controls on the value of the Fund's investments;
•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
•	economic, political and social developments may adversely affect the securities markets, including expropriation and nationalization;
•	the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;
•	restrictions on investments by foreigners;
•	difficulties in effecting the repatriation of capital invested in non-U.S. countries; and
•	withholding and other non-U.S. taxes may decrease the Fund's return.

Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States.

Economies and social and political conditions in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries. See "Risk Factors—Risks of the Fund's Investments—Foreign Securities and Emerging Markets Risk."

Currency Risk.   Changes in the relative value of foreign currencies and foreign currency exchange rates will affect the value of the Fund's investments. There can be no assurance that the currencies selected for long and short positions will appreciate or depreciate in the manner anticipated. The value of any currency, including the Investment Currencies, relative to the U.S. dollar may be affected by complex political and economic factors. The exchange rate of each Investment Currency in terms of the U.S. dollar is at any moment a result of the supply and demand for the two currencies, and changes in the exchange rate result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the originating country of each Investment Currency and the United States, including economic and political developments in other countries. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance.

Governments, including those issuing the Investment Currencies, may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls to taxes, to effect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of the Currency Investments could be affected by the actions of sovereign governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders. See "Risk Factors—Risks of the Fund's Investments—Foreign Securities and Emerging Markets Risk—Currency Risk."

Certain Risks of Trading and Holding Fund Assets Outside the United States. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions.

The Fund may hold foreign securities in foreign banks and securities depositories.Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries limit the Fund's ability to recover its assets if a foreign bank or depository, or any of its agents, goes bankrupt. See "Risk Factors—Risks of the Fund's Investments—Foreign Securities and Emerging Markets Risk—Certain Risks of Trading and Holding Fund Assets Outside the United States."

Fixed Income Securities Risk

Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Fixed Income Securities also may be affected by changes in the credit rating or financial condition of the issuer. See "Risk Factors—Risks of the Fund's Investments—Fixed Income Securities Risk."

Interest Rate Risk. If interest rates go up, the value of Fixed Income Securities in the Fund's portfolio generally will decline. Fixed income securities frequently have call features that allow the issuer to repurchase the securities prior to their stated maturity.

The Fund may utilize certain strategies, including taking positions in interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund's Fixed Income Securities and decreasing the Fund's exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful. See "Risk Factors—Risks of the Fund's Investments—Fixed Income Securities Risk—Interest Rate Risk."

Credit Risk. Credit risk is the risk that one or more of the Fund's Fixed Income Securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund's investments in emerging market debt securities and non-investment grade securities will subject it to a heightened degree of credit risk. See "Risk Factors—Risks of the Fund's Investments—Fixed Income Securities Risk—Credit Risk."

Emerging Sovereign Debt Risk. Investing in Emerging Sovereign Debt creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of Emerging Sovereign Debt obligors or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. A governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other Emerging Sovereign Debt obligations in the event of default under their commercial bank loan agreements. Emerging Sovereign Debt obligors are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain Emerging Sovereign Debt may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other Emerging Sovereign Debt in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payment in accordance with the terms of such Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. See "Risk Factors—Risks of the Fund's Investments—Fixed Income Securities Risk—Emerging Sovereign Debt Risk."

Non-Investment Grade Securities Risk.  Investments in non-investment grade securities involve substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for non-investment grade securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, these securities are subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;
•	greater risk of loss due to default or declining credit quality;
•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and
•	if a negative perception of the non-investment grade market develops, the price and liquidity of non-investment grade securities may be depressed, which may last for a significant period of time.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares.

The secondary market for non-investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security or securities. Under adverse market or economic conditions, the secondary market for non-investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. See "Risk Factors—Risks of the Fund's Investments—Fixed Income Securities Risk—Non-Investment Grade Securities Risk."

Prepayment Risk.    During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities. Non-investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. See "Risk Factors—Risks of the Fund's Investments—Fixed Income Securities Risk—Prepayment Risk."

Government-Sponsored Enterprises Risk.    The Fund may invest in securities issued or guaranteed by certain U.S. Government-sponsored enterprises. Certain of these enterprises (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government. However, other government-sponsored enterprises (such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank) are not backed by the full faith and credit of the U.S. Government. Such enterprises are supported only by the discretionary authority of the U.S. Government to purchase the enterprises' obligations, and therefore are subject to increased credit risk. See "Risk Factors—Risks of the Fund's Investments—Fixed Income Securities Risk—Prepayment Risk."

Repurchase Agreements Risk.    Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "triparty" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. See "Risk Factors—Risks of the Fund's Investments—Fixed Income Securities Risk—Repurchase Agreements Risk."

Currency Contracts and Other Derivatives Risk

Risk of Leverage.    The leveraged exposure created by the Fund's investment in Currency Contracts presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Fund's common shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so.

Use of leverage can magnify the effects of changes in the value of the Fund's portfolio and make the Fund more volatile. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully. See "Risk Factors—Risks of the Fund's Investments—Currency Contracts and Other Derivatives Risk—Risk of Leverage."

Derivatives Risk. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Additionally, some derivatives the Fund may use may involve economic leverage because they provide investment exposure and exposure to potential loss greater than the amount invested. This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying currency, security, interest rate or other economic variable.

Derivatives may be purchased on established exchanges or through privately negotiated transactions (over-the-counter ("OTC") derivatives). Each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, since the Fund's Currency Contracts are primarily expected to be OTC, the Sub-Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Swap Agreements.The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, it is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Derivatives. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecast of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction.

See "Risk Factors—Currency Contracts and Other Derivatives Risk—Derivatives Risk."

lliquid Securities.  The term "illiquid securities" means securities or other financial instruments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such securities or instruments. Illiquid securities and instruments may include forward contracts, swap contracts and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund's Board of Trustees. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value. See "Risk Factors—Currency Contracts and Other Derivatives Risk—Illiquid Securities."

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies ("RICs"), among other things the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources ("qualifying income"). The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund's foreign currency gains as non-qualifying income, thereby jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Loss of Investment Company Status.    Although the Fund has registered as an investment company, the Securities and Exchange Commission (the "Commission") could in the future determine that the Fund no longer meets this definition and file an action to withdraw the Fund's registration. Under such circumstances, the Board of Trustees of the Fund will consider what, if any, action should be taken by the Fund, including altering its investment strategies or winding up its affairs. If the Fund is required to deregister under the Investment Company Act of 1940, as amended (the "1940 Act"), and elects to continue operating, shareholders will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies such as the process for approvals of investment advisory agreements, restrictions on transactions with affiliates and governance requirements. In addition, if the Fund is deregistered, it is expected that its investment operations will not be subject to the jurisdiction of any regulatory body, including the Commission and the Commodity Futures Trading Commission. See "Risk Factors—Currency Contracts and Other Derivatives Instruments—Loss of Investment Company Status."

Other Risks Associated with the Fund's Investment Portfolio

General Economic and Market Conditions

The success of the Fund's activities may be affected by general economic and market conditions in the United States and abroad, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund's investments. Unexpected market volatility or changes in liquidity could impair the Fund's profitability or result in its suffering losses.

Non-Diversification Risk

The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Temporary Defensive Position Risk

Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

Management Risk

The Sub-Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular Investment Currency, Fixed Income Security, emerging market country, sector, or investment strategy may prove to be incorrect.

Market Disruption Risk

Certain events have a disruptive effect on the securities and currency markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy.

Other Risks Associated with an Investment in the Fund

General

The Fund is a newly organized, non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's common shares may be speculative and it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

No Operating History

The Fund has no operating history and its shares have no history of public trading.

Risk of Market Price Discount From Net Asset Value

Shares of closed-end funds frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the sales load and the amount of organizational expenses and offering costs paid by the Fund.

Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. See "Risk Factors—Other Risks Associated with an Investment in the Fund—Risk of Market Price Discount From Net Asset Value."

Anti-Takeover Provisions

The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of the Fund's Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. See "Risk Factors—Other Risks Associated with an Investment in the Fund—Anti-Takeover Provisions."

Custodian, Transfer Agent and Dividend Disbursing Agent	will serve as the Fund's custodian, transfer agent and dividend disbursing agent. See "Custodian, Transfer Agent and Dividend Disbursing Agent."

_____________________________________________________________________________________________

SUMMARY OF FUND EXPENSES

The purpose of the following table is to help you understand the fees and expenses that you, as a common shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund issues common shares. See "Management of the Fund." The table shows Fund expenses as a percentage of net assets.

Shareholder Transaction Expenses

Sales load paid by you (as a percentage of offering price)%
Expenses borne by the Fund (as a percentage of offering price)	%(1)
Dividend reinvestment plan fees	None

Percentage of Net Assets
Annual Expenses
Investment management fees	%
Other expenses	%
[Acquired fund fees and expenses (2)	%]
Total annual Fund operating expenses	________%

(1)   The Investment Manager has agreed to reimburse all organizational expenses of the Fund and to pay offering costs of the Fund (other than the sales load) that exceed $ per share ( % of the offering price).

(2)   [Fund investors will bear indirectly the fees and expenses (including advisory fees and other operating expenses) of any investment companies in which the Fund invests. For purposes of this calculation, the Investment Manager assumed that    % of the Fund's portfolio will be invested in acquired funds, although this percentage may vary over time.]

The following example illustrates the hypothetical expenses (including the sales load of $ and estimated offering expenses of this offering of $ ) that you would pay on a $1,000 investment in common shares, assuming (i) annual expenses of % ( % in the first year) of net assets attributable to common shares; and (ii) a 5% annual return on net assets:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$	$	$	$

The above example should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

Dreyfus Emerging Currency & Income Fund is a newly organized, non-diversified, closed-end management investment company. The Fund was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 15, 2008 and has registered under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal office is located at 200 Park Avenue, New York, New York 10166, and its telephone number is [______].

USE OF PROCEEDS

The net proceeds of this offering will be approximately $ (or approximately $ assuming the underwriters exercise the over-allotment option in full) after payment of organizational and offering costs estimated to be approximately $ (or approximately $ assuming the underwriters exercise the over-allotment option in full) and the deduction of the sales load. The Investment Manager has agreed to reimburse all organizational expenses of the Fund and to pay offering costs (other than the sales load) that exceed $ per share.

The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that, under normal market conditions, the Fund will invest substantially all of the net proceeds in securities that meet its investment objective and policies within one month after completion of this offering. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the Fund also may purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Fund's investment objective is total return, with an emphasis on current income. This investment objective may be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective. See "Risk Factors."

Principal Investment Strategies

The Fund seeks to achieve its investment objective with an actively-managed portfolio of investments that provides long and short exposure to Investment Currencies through investments in Fixed Income Securities and other instruments. In implementing the Fund's investment strategy, the Sub-Adviser begins the investment process by investing all or substantially all of the Fund's assets primarily in Fixed Income Securities. The Fund may invest in Fixed Income Securities rated below investment grade or in unrated securities determined by the Sub-Adviser to be of comparable quality. After establishing Fund investments in Fixed Income Securities, the Sub-Adviser generally will invest in Currency Contracts. In addition, the Sub-Adviser also may invest the Fund's assets in interest rate swaps, credit default swaps and other fixed income security derivatives in managing the Fund's portfolio.

The Fund will seek to gain exposure to Investment Currencies by investing a majority of its net assets directly in short-term Emerging Sovereign Debt. In markets where the Sub-Adviser is unable to gain the desired exposure to Investment Currencies through investing directly in Emerging Sovereign Debt, or where the Sub-Adviser believes that it is not in the best interest of the Fund to do so, the Sub-Adviser generally will seek exposure to Investment Currencies through Currency Contracts. To the extent necessary, certain Fixed Income Securities will serve as collateral for the Fund's investments in Currency Contracts.

In selecting the Investment Currencies, the Sub-Adviser, initially, and approximately on a monthly basis thereafter, will perform a multi-stage screening process to identify a universe of eligible emerging markets countries. The Sub-Adviser will select these countries using an elimination process that considers the countries' GDP per capita and depth of capital market (determined by daily turnover of the countries' respective currency). The Sub-Adviser will then screen the resulting universe to remove countries with "pegged currencies" (i.e., those currencies whose value is determined by reference to other currencies), and countries with currencies that, in the opinion of the Sub-Adviser, do not have sufficient trading liquidity. Next, the Sub-Adviser will analyze political and economic factors to eliminate countries believed by the Sub-Adviser to be too volatile or otherwise undesirable for investment at that time. These factors may include, among others deemed to be appropriate by the Sub-Adviser, a country's relative level of democracy and governmental stability, level of inflation, fiscal policy and central bank independence, and the size and growth of the country's economy.

The Sub-Adviser will rank currencies of the eligible countries resulting from the screening process from highest yielding to lowest yielding based upon the yield of local short-term government obligations denominated in those currencies, adjusted for local inflation. The Fund will then invest in securities or instruments providing long exposure to five to seven of the highest yielding currencies and investments in securities or instruments providing short exposure to five to seven of the lowest yielding currencies (these highest and lowest yielding currencies constituting the Investment Currencies). In establishing these long and short positions, the Sub-Adviser will seek to reduce the effect of any one particularly volatile currency. The Sub-Adviser expects to obtain the Fund's long exposure to the Investment Currencies primarily through direct investment in Emerging Sovereign Debt and to obtain the Fund's short exposure to Investment Currencies primarily through the use of Currency Contracts.

The process of screening countries and ranking currencies will be repeated approximately on a monthly basis, with new Currency Investments being made when necessitated by changes in rankings. In addition, the Sub-Adviser will regularly monitor the Fund's portfolio and will adjust Currency Investments in accordance with a proprietary risk reduction methodology intended to reduce or eliminate certain Currency Investments when it appears, in the opinion of the Sub-Adviser, that market conditions or trends will cause the value of those Currency Investments to decline significantly. There can be no assurance that the Sub-Adviser's proprietary risk reduction methodology will work as intended.

Currency Contracts have the economic effect of financial leverage by creating investment exposure, as well as the potential for loss, that exceeds the Fund's net assets. The Sub-Adviser, however, intends to manage the Fund's Currency Contracts so that the Fund's aggregate current net obligations under the Currency Contracts will at no time exceed the value of the Fund's Fixed Income Securities. The Fund will invest, subject to its risk control procedures, in approximately equally-weighted baskets of long and short positions, with the same number of long and short positions and the average weighting in each Investment Currency approximately equal. Investments related to a single currency, other than U.S. dollars, will not exceed 30% of the Fund's net assets.

It is anticipated that the Fund's net income, if any, primarily will be generated from Fixed Income Securities, with the remaining portion generated by positive returns, if any, from Currency Contracts. The Fund believes that its investments in Fixed Income Securities and Currency Contracts will generate varying returns based upon market conditions and global interest rates.

The Sub-Adviser will monitor the amount of returns the Fund receives from the Fund's assets invested in Currency Contracts and the risk profile of Currency Contracts relative to Fixed Income Securities. The Sub-Adviser will seek to allocate the Fund's investments so that over time the Fund receives the greatest portion of its returns from Fixed Income Securities, and that the portfolio's risk of loss primarily originates from its investment in Fixed Income Securities. If the Fund's returns and risk of loss over a protracted period result from Currency Contracts, the Fund may be subject to certain additional risks. See "Risk Factors—Other Risks Associated with the Fund's Investment Portfolio—Loss of Investment Company Status."

Securities and Other Investments in Which the Fund May Invest

Fixed Income Securities

Under normal circumstances, the Fund expects that the maturities of its Fixed Income Securities will not be greater than one year. The Fund may invest in the following types of Fixed Income Securities, among others.

Emerging Sovereign Debt and Supranational Debt Securities. The Fund may purchase debt securities issued or guaranteed by one or more governments of emerging market countries, including any of their political subdivisions, agencies, instrumentalities or sponsored entities, including participation in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by such governments. These include Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in OTC secondary markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Economic Community, the Asian Development Bank and the InterAmerican Development Bank. These supranational entity-issued instruments may be denominated in multi-national currency units.

U.S. Government Debt Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These debt securities may include U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal Securities program (i.e., "STRIPS"), all of which are backed by the full faith and credit of the United States. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities may include mortgage-backed, asset-backed and other fixed income securities issued by the Government National Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and other U.S. Government sponsored enterprises. Certain of these enterprises are not backed by the full faith and credit of the U.S. Government. Such enterprises are supported only by the discretionary authority of the U.S. Government to purchase the enterprises' obligations, and therefore are subject to increased credit risk.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments. The investment return of a corporate debt security reflects interest on the security and changes in the market value of the security. The market value of a corporate debt security generally may be expected to rise and fall inversely with interest rates. The market value of a corporate debt security also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Non-Investment Grade Securities. The Fund may invest in Fixed Income Securities rated below investment grade, such as those rated Baa3 or lower by Moody's Investors Service, Inc. ("Moody's") and BBB- or lower by Standard & Poor's Ratings Group ("S&P") or securities comparably rated by other rating agencies or in unrated securities determined by the Sub-Adviser to be of comparable quality. Securities rated below investment grade are judged to have speculative elements. The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objective will be more dependent on the Sub-Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Currency Contracts

Currency Forward Contracts. A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the OTC derivatives market and entered into directly between currency traders and their customers.

The Fund's Currency Contracts are currently expected to consist primarily of currency forward contracts that are contractually required to settle in cash, including NDFs. A NDF is a particular type of cash-settled forward contract that is generally used to gain exposure to a non-convertible or relatively thinly traded foreign currency. NDFs are often used when seeking to take positions in the currencies of emerging market countries. When available, the Fund may enter into traditional forward contracts, with the added requirement that the contract settle only in cash (i.e., delivery of the underlying currency may not be used to settle the contract).

The Fund intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties' liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund currently has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty currently has a net obligation under the contract.

A cash-settled forward contract generally does not require any initial cash outlay by the Fund. The Fund's currency forward contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the Fund will identify a specific "contract settlement rate," generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established. The Fund will be identified as the "currency buyer" on its long forward contract positions and as the "currency seller" on its short forward contract positions. The Fund will earn a positive return from a long forward contract position if the underlying currency exchange rate on or about the settlement date is less than the contract settlement rate established at the contract's commencement. Conversely, the Fund will lose money from a long forward contract position if the underlying currency exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract's commencement. Similarly, the Fund will earn a positive return from a short forward contract position if the underlying currency exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract's commencement, and will lose money if the underlying currency exchange rate on or about the settlement date is less than the contract settlement rate established at the contract's commencement.

Currency Swap Contracts. The Fund may enter into long and short currency positions using swap contracts that are frequently referred to as "bullet swaps." Under a bullet swap contract, the Fund will, at the end of the term of the swap contract, make a payment that is based on a fixed currency exchange rate in exchange for a payment from the swap counterparty that is based on the prevailing currency exchange rate. The bullet swap contracts generally will have terms of approximately one to three months, but may have terms of up to six months or more. The Sub-Adviser, however, in its discretion may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Fund's accrued obligation under the swap contract. At the end of a swap contract's term, the Fund may enter into a new swap contract. The Fund's swap contracts will be made in the OTC market and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers.

Other Investments and Information About the Fund's Portfolio

Swap Agreements. The Fund may engage in interest rate and credit default swap transactions. The Fund also may enter into options on swap agreements, sometimes called "swaptions." Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of credit default swaps or securities representing a particular index. Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to be "long" a third party credit risk and the other party (the "buyer") to be "short" the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond's par value plus interest.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. The Fund may purchase and sell interest rate and currency futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Repurchase Agreements.The Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of a repurchase agreement with a broker/dealer, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Segregation of Assets. In accordance with the 1940 Act and the rules thereunder, and various Commission and Commission staff interpretive positions, the Fund must segregate or "earmark" liquid assets, or engage in other Commission- or staff-approved measures to "cover" open positions with respect to certain kinds of derivative instruments. In the case of forward contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts' full notional value while the positions are open. With respect to forward contracts, including NDFs, that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Commission or its staff regarding asset segregation.

The Fund generally will use its Fixed Income Securities to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable Commission and Commission staff positions. As a result of their segregation, the Fixed Income Securities (or any other liquid asset segregated) may not be used for other operational purposes. See "Risk Factors—Risks of the Fund's Investments—Risk of Leverage." The Sub-Adviser will monitor the Fund's use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund's portfolio investments or the termination of Currency Contracts.

Temporary Defensive Position. When the Investment Manager or the Sub-Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper.

Portfolio Turnover.Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities and currency markets, more favorable investment opportunities in other securities or other instruments, or other factors relating to the desirability of holding or changing a portfolio investment. The Fund's portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense, which must be borne by the Fund and would lower the Fund's after-tax performance. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

RISK FACTORS

The Fund is a newly organized, non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's common shares may be speculative and it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Risks of the Fund's Investments

Foreign Securities and Emerging Markets Risk

Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, and these risks are more pronounced for emerging market issuers. These risks may include:

•	less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

•

many non-U.S. markets are smaller, less liquid and more volatile so that in a changing market the Sub-Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable;

•	an adverse effect of currency exchange rates or controls on the value of the Fund's investments;

•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•	economic, political and social developments may adversely affect the securities markets, including expropriation and nationalization;

•	the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

•	restrictions on investments by foreigners;

•	difficulties in effecting the repatriation of capital invested in non-U.S. countries; and

•	withholding and other non-U.S. taxes may decrease the Fund's return.

Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political conditions in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

Currency Risk.Changes in the relative value of foreign currencies and foreign currency exchange rates will affect the value of the Fund's investments. There can be no assurance that the currencies selected for long and short positions will appreciate or depreciate in the manner anticipated. The value of any currency, including the Investment Currencies, relative to the U.S. dollar may be affected by complex political and economic factors. The exchange rate of each Investment Currency in terms of the U.S. dollar is at any moment a result of the supply and demand for the two currencies, and changes in the exchange rate result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the originating country of each Investment Currency and the United States, including economic and political developments in other countries. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance.

Governments, including those issuing the Investment Currencies, may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls to taxes, to effect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of the Currency Investments could be affected by the actions of sovereign governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

The interbank market in foreign currencies is a global, around-the-clock market. Therefore, the hours of trading for shares of the Fund will not always conform to the hours during which the Investment Currencies and U.S. dollar are traded. Significant price and rate movements may take place in the underlying foreign exchange markets that will not be reflected immediately in the price of shares of the Fund.

Certain Risks of Trading and Holding Fund Assets Outside the United States. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

The Fund may hold foreign securities in foreign banks and securities depositories.Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries limit the Fund's ability to recover its assets if a foreign bank or depository, or any of its agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Fixed Income Securities Risk

Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Fixed Income Securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities that may be purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Interest Rate Risk. If interest rates go up, the value of Fixed Income Securities in the Fund's portfolio generally will decline. Fixed income securities frequently have call features that allow the issuer to repurchase the securities prior to their stated maturity. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

The Fund may utilize certain strategies, including taking positions in interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund's Fixed Income Securities and decreasing the Fund's exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

Credit Risk. Credit risk is the risk that one or more of the Fund's Fixed Income Securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund's investments in emerging market debt securities and non-investment grade securities will subject it to a heightened degree of credit risk. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade securities.

Emerging Sovereign Debt Risk. Investing in Emerging Sovereign Debt creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of Emerging Sovereign Debt obligors or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of an Emerging Sovereign Debt obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of Emerging Sovereign Debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other Emerging Sovereign Debt obligations in the event of default under their commercial bank loan agreements. Emerging Sovereign Debt obligors are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain Emerging Sovereign Debt may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other Emerging Sovereign Debt in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payment in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, generally are collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Non-Investment Grade Securities Risk.  Investments in non-investment grade securities involve substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for non-investment grade securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, these securities are subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the non-investment grade market develops, the price and liquidity of non-investment grade securities may be depressed, which may last for a significant period of time.

Securities rated below investment grade are predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of such securities. See the SAI for a description of Moody's and S&P ratings.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a non-investment grade issuer to make principal payments and interest payments than of an investment grade issuer. The principal amount of non-investment grade securities outstanding has proliferated as an increasing number of issuers have used non-investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of non-investment grade issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for non-investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security or securities. There are fewer dealers in the market for non-investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for non-investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Prepayment Risk.    During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities. Non-investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may redeem a non-investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Government-Sponsored Enterprises Risk.    The Fund may invest in securities issued or guaranteed by certain U.S. Government-sponsored enterprises. Certain of these enterprises (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government. However, other government-sponsored enterprises (such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank) are not backed by the full faith and credit of the U.S. Government. Such enterprises are supported only by the discretionary authority of the U.S. Government to purchase the enterprises' obligations, and therefore are subject to increased credit risk. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation each have been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the credit quality, availability or investment character of the securities issued or guaranteed by these agencies. To the extent that legislation or federal regulators impose additional requirements or restrictions with respect to the ability of such institutions to issue or guarantee securities, particularly in connection with highly leveraged transactions, the availability of government agency-issued or -guaranteed securities for investment may be adversely affected. Further, such legislation or regulation could depress the market value of government agency-issued or -guaranteed securities.

Repurchase Agreements Risk.    Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "triparty" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions with only counterparties believed by the Sub-Adviser to present minimum credit risks.

Currency Contracts and Other Derivatives Risk

Risk of Leverage.    The leveraged exposure created by the Fund's investment in Currency Contracts presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Fund's common stock. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so.

Use of leverage can magnify the effects of changes in the value of the Fund's portfolio and make the Fund more volatile. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

The use of leverage generally will require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund's flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund's leveraged exposure, or to meet other obligations, such as payment for the repurchase of Fund shares, at a time when it may be disadvantageous to sell such assets.

Derivatives Risk. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Additionally, some derivatives the Fund may use may involve economic leverage because they provide investment exposure and exposure to potential loss greater than the amount invested. This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying currency, security, interest rate or other economic variable.

Derivatives may be purchased on established exchanges or through privately negotiated transactions (OTC derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, since the Fund's Currency Contracts are primarily expected to be OTC, the Sub-Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Swap Agreements.The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). In addition, it is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Derivatives. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Advisers are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Futures Contracts and Options on Futures Contracts. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the Sub-Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Options. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.

Asset Segregation.    When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including, but not limited to, futures, forward and swap contracts, it will segregate cash or liquid securities in a manner consistent with the positions articulated by the Commission and its staff.

lliquid Securities.The term "illiquid securities" means securities or other financial instruments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such securities or instruments. Illiquid securities and instruments may include forward contracts, swap contracts and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund's Board of Trustees. The assets used to "cover" OTC derivative instruments used by the Fund will be considered illiquid unless the OTC derivative instruments are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in these OTC option's agreements. The "cover" for an OTC derivative instrument subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative instruments. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

The Fund's Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Investment Manager and the Sub-Adviser pursuant to guidelines approved by the Board. The Investment Manager and the Sub-Adviser will consider a number of factors in reaching liquidity decisions, including: (i) the frequency of trades for the security, (ii) the number of dealers that make quotes for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Investment Manager and the Sub-Adviser monitor the liquidity of securities in the Fund's portfolio and report periodically on such decisions to the Board.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies ("RICs"), among other things the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources ("qualifying income"). The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund's foreign currency gains as non-qualifying income, thereby jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Loss of Investment Company Status.    The Fund is currently registered with the Commission as a closed-end, non-diversified management investment company. During the course of its ongoing investment operations, the Fund expects to continue to meet the definition of "investment company" contained in Section 3(a)(1)(A) of the 1940 Act, which requires the Fund to be primarily engaged in the business of investing, reinvesting, or trading in securities. Although the Fund has registered as an investment company, the Commission could in the future determine that the Fund no longer meets this definition and file an action to withdraw the Fund's registration. Under such circumstances, the Board of Trustees of the Fund will consider what, if any, action should be taken by the Fund, including altering its investment strategies or winding up its affairs. If the Fund is required to deregister under the 1940 Act and elects to continue operating, shareholders will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies such as the process for approvals of investment advisory agreements, restrictions on transactions with affiliates and governance requirements. In addition, if the Fund is deregistered, it is expected that its investment operations will not be subject to the jurisdiction of any regulatory body, including the Commission and the Commodity Futures Trading Commission.

Other Risks Associated with the Fund's Investment Portfolio

General Economic and Market Conditions

The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund's investments. Unexpected market volatility or changes in liquidity could impair the Fund's profitability or result in its suffering losses.

Non-Diversification Risk

The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Temporary Defensive Position Risk

Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

Management Risk

The Sub-Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular Investment Currency, Fixed Income Security, emerging market country, sector, or investment strategy may prove to be incorrect.

Market Disruption Risk

Certain events have a disruptive effect on the securities and currency markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy.

Other Risks Associated with an Investment in the Fund

General

The Fund is a newly organized, non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's common shares may be speculative and it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

No Operating History

The Fund has no operating history and its shares have no history of public trading.

Risk of Market Price Discount From Net Asset Value

Shares of closed-end funds frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the sales load and the amount of organizational expenses and offering costs paid by the Fund.

Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

Anti-Takeover Provisions

The Fund's Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of the Fund's Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. See "Certain Provisions of the Declaration of Trust and By-Laws."

INVESTMENT LIMITATIONS

The Fund has adopted certain investment limitations designed to limit investment risk that are fundamental and may not be changed without the approval of the holders of a "majority of the outstanding" (as defined below) common shares and, if issued, preferred shares voting as a single class, and the approval of the holders of a majority of the preferred shares voting as a separate class. Under these limitations, except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the Commission or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not: (1) invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) invest in physical commodities or commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to currencies and indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments; (3) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities; (4) borrow money, except to the extent permitted under the 1940 Act; (5) lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33 1/3% of the value of the Fund's total assets) or as otherwise permitted by the Commission, provided that for purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund; and (6) act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities. Further information about and exceptions to these limitations are contained in the SAI under "Investment Objective and Policies." For these purposes, a "majority of the outstanding" shares means the lesser of (a) 67% of the Fund's outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

See "Investment Objective and Policies" in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Trustees. None of the Fund's Trustees is an "interested person" (as defined in the 1940 Act) of the Fund. The Trustees approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, Sub-Adviser, custodian, transfer agent and dividend disbursing agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Sub-Adviser, subject always to the investment objective and policies of the Fund and to the general supervision of the Trustees. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Manager

The Investment Manager for the Fund is Dreyfus, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $[270] billion in approximately [180] mutual fund portfolios. Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Investment Management Agreement

Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund's portfolio and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Trustees. The Investment Manager will be responsible for the overall management of the Fund's portfolio and for the supervision and ongoing monitoring of the Sub-Adviser. The Investment Manager also maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Investment Manager also performs certain other administrative services for the Fund and provides persons satisfactory to the Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors, officers or employees of the Investment Manager.

For its services under the Investment Management Agreement, the Fund has agreed to pay the Investment Manager a monthly investment management fee computed at the annual rate of % of the value of the Fund's average daily assets. In addition to the monthly management fee, the Fund pays all other expenses incurred in the operation of the Fund, including, without limitation: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Trustees who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Investment Manager or its affiliates, Commission fees and state Blue Sky qualification fees, rating agency fees, listing fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, expenses of repurchasing shares, certain dividend reinvestment plan fees, costs of preparing, printing and distributing shareholders reports, proxy statements and reports to governmental agencies, and any extraordinary expenses.

The basis for the Board of Trustees' initial approval of the Investment Management Agreement will be provided in the Fund's initial shareholder report. The basis for subsequent continuations of that agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

Sub-Adviser

The Investment Manager has entered into a Sub-Investment Advisory Agreement with its affiliate, Pareto Investment Management Limited, 160 Queen Victoria Street, London, United Kingdom EC4V 4LA. The Sub-Adviser is responsible for implementation of the Fund's investment strategy and investment of the Fund's assets on a day-to-day basis in accordance with the Fund's investment objective and policies. The Sub-Adviser was founded in [YEAR] and manages more than $[ASSETS] billion in assets for institutional and individual investors in the U.S. and abroad. The Sub-Adviser is a wholly-owned subsidiary of BNY Mellon. For its services under the Sub-Investment Advisory Agreement, the Investment Manager (not the Fund) has agreed to pay Pareto a monthly sub-investment advisory fee computed at the annual rate of % of the value of the Fund's average daily net assets.

Portfolio Managers

Scott Grimberg is the Fund's primary portfolio manager and has served as such since the Fund's inception. Mr. Grimberg is a portfolio manager at Pareto, where he has been employed since _____. Prior thereto, Mr. Grimberg was a Senior Portfolio Manager—Fixed Income Portfolio Strategies with Nuveen Asset Management from November 2004 through _____, and from May 2000 through October 2004, he was a Director of Global Interest Rates, Currencies and Emerging Markets for BACAP.

See "Management Arrangements—Portfolio Management" in the SAI for further information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the first dividend, the Fund intends to distribute all or a portion of its net investment income quarterly to common shareholders. The Fund expects to declare the initial quarterly dividend on the common shares within approximately 45 to 60 days of the completion of this offering and to pay that initial quarterly dividend approximately 60 to 90 days after the completion of this offering. The Fund may at times, and in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to common shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year both to reduce its federal income tax liability and to avoid a potential excise tax. The Fund intends to distribute all net realized capital gains, if any, at least annually.

If, for any calendar year, the Fund's total distributions exceeded its net investment income and net realized capital gains (the "Excess"), the Excess, distributed from the Fund's assets, would generally be treated as dividend income to the extent of the Fund's current and accumulated earnings and profits. Thereafter, such Excess would be treated as a tax-free return of capital to each common shareholder up to the amount of the shareholder's tax basis in his, her or its common shares, with any amounts exceeding such basis treated as gain from the sale of common shares. In the event the Fund distributed such Excess, the distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess.

Dividends and distributions are taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Fund or received in cash.

The yield on the Fund's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's portfolio investments, the securities and other investments comprising the Fund's portfolio, changes in currency and interest rates, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on the Fund's shares.

Dividend Reinvestment Plan

The Fund's Plan is commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional common shares by as agent (the "Plan Agent"). Common shareholders who elect not to participate in the Plan will receive all distributions in cash, which will be paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per common share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the Fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per common share on the payment date.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $[15.00] fee plus $[.10] per share in brokerage commissions.

In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Common shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, acting as dealer.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. Purchases and/or sales are usually made through a broker affiliated with ___________.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by calling _________, or writing _______.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See "Taxation."

CLOSED-END STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company. Closed-end investment companies differ from open-end investment companies (open-end funds or mutual funds) in that closed-end investment companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end investment company you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end fund, if the shareholder wishes to sell shares, the fund will redeem or buy back the shares at "net asset value." Open-end funds generally offer new shares on a continuous basis to new investors, and closed-end investment companies generally do not. The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund's investments. By comparison, closed-end investment companies are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, such as investments in illiquid securities and to use certain investment strategies.

Shares of closed-end investment companies frequently trade at a discount to their net asset value. See "Risk Factors—Other Risks Associated with an Investment in the Fund—Risk of Market Price Discount From Net Asset Value." Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Board of Trustees might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See "Repurchase of Shares." The Board of Trustees may also consider converting the Fund to an open-end fund, which would require a vote of the shareholders of the Fund. See "Possible Conversion to Open-End Fund Status."

REPURCHASE OF SHARES

Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the common shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund.

Although common shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how common shareholders may readily ascertain the net asset value. For more information, see "Repurchase of Shares" in the SAI. Repurchase of common shares may have the effect of reducing any market discount to net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Trustees currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See "Taxation" for a description of the potential tax consequences of a share repurchase.

POSSIBLE CONVERSION TO OPEN-END FUND STATUS

The Fund may be converted to an open-end fund at any time by a vote of the Fund's outstanding shares. See "Certain Provisions of the Declaration of Trust and By-Laws" for a discussion of voting requirements applicable to conversion of the Fund to an open-end fund. If the Fund converted to an open-end fund, it would be required to redeem any preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end fund may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. To avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end funds typically engage in a continuous offering of their shares. Open-end funds are thus subject to periodic asset inflows and outflows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAXATION

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

The Fund has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. For each taxable year that the Fund otherwise qualifies as a RIC, the Fund will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year (the "Distribution Requirement"). The Fund intends to make sufficient distributions of its investment company taxable income and net tax-exempt interest income, if any, each taxable year to meet the Distribution Requirement.

The Fund also currently intends to distribute all realized net capital gain each year. If, however, the Board of Trustees determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a Fund shareholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain into short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be qualifying income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt obligations and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund will pursue its investment objective in large part by entering into forward contracts on currencies (including NDFs). Under Section 988 of the Code, any gain or loss from entering into or acquiring certain financial instruments, including forward contracts, attributable to fluctuations in exchange rates that occur between the date of acquisition and the date of settlement or disposition of such instruments generally would be treated as ordinary income or loss. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its forward currency contracts to the extent (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss. The Fund expects to meet these requirements and to elect out of Section 988 of the Code with respect to each of its forward currency contracts.

The Fund's foreign currency contracts may qualify as "Section 1256 contracts" if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange (referred to as "regulated futures contracts"). Generally, gains and losses from Section 1256 contracts are marked to market annually and are characterized as long-term capital gains or losses to the extent of 60% thereof and as short-term capital gains or losses to the extent of 40% thereof. If the Fund elects out of Section 988 (as described in the preceding paragraph) with respect to its forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts will apply to such contracts. If the Fund elects out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 contracts (e.g., because no regulated futures contracts are traded with respect to the underlying currencies), such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund's holding period therein.

In general, foreign exchange gains realized on the sale of debt securities denominated in or by reference to a foreign currency will be treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you.

Some of the options and other devices employed by the Fund may be deemed to reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the U.S. federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and to terminate the holding period for shares that become part of a straddle before the long-term capital gains period has been reached. In other words, the Fund will not be treated as having owned the shares for any time before the options lapse or are otherwise terminated.

The Fund's investment in non-U.S. securities and other instruments may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund's yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund's assets at year-end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. It is anticipated that shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

The Fund will be subject to a nondeductible 4% excise tax to the extent the Fund fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year, (ii) 98% of its capital gain net income for the one-year period ending on October 31st of that calendar year (or for the calendar year if the Fund elects to use a calendar year) and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the shareholders on December 31st if it is declared by the Fund in October, November or December of such year, made payable to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to shareholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their common shares. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the shareholder (assuming the shares are held as a capital asset).

Distributions are taxable whether shareholders receive cash or reinvest them in additional common shares through the Plan. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

The sale or other disposition of the common shares generally will be a taxable transaction for U.S. federal income tax purposes. Holders selling common shares generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefor and their respective bases in such common shares. If the common shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of the common shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any common shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Capital gains of individuals are generally taxed at a maximum tax rate of 15% for taxable years beginning on or before December 31, 2010 (after which time the maximum rate will increase to 20%). However, any loss realized upon a taxable disposition of common shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of common shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that such shareholder is subject to backup withholding. Corporate shareholders and other shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder's federal income tax liability if the appropriate information is provided to the IRS.

Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. [U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of U.S. source interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008.]

The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

NET ASSET VALUE

Net asset value per common share is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern time), on the last business day of each week. Substantially all of the Fund's Fixed Income Securities (excluding short-term investments) are valued by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and are valued at the mean price or yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from market makers. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Other investments that are not valued by the Service are valued at the last sales price for securities traded primarily on an exchange or the national securities market or otherwise at the average of the most recent bid and asked prices. Bid-price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Investment Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. If the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, are not valued by the Service, or are determined by the Fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Fund calculated its net asset value), are valued at fair value as determined in good faith based on procedures approved by the Board of Trustees. Fair value of investments may be determined by the Board of Trustees or its pricing committee or the Fund's valuation committee in good faith using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other funds to calculate their net asset values.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world and because trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE, the calculation of net asset value does not take place contemporaneously with the determination of prices of certain of the Fund's portfolio securities. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its NAV), the Fund may value those investments at fair value as determined in accordance with procedures approved by the Fund's Board of Trustees. Fair value of investments may be determined by the Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other funds to calculate their net asset values.

DESCRIPTION OF COMMON SHARES

The Fund is authorized to issue an unlimited number of common shares, $.001 par value per share. The common shares have no preemptive, conversion, exchange or redemption rights. Each common share has equal voting, dividend, distribution and liquidation rights. The common shares when issued will be, fully paid and non-assessable. Common shareholders are entitled to one vote per share. All voting rights for the election of Trustees are non-cumulative, which means that the holders of more than 50% of the common shares can elect 100% of the Trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining common shares will not be able to elect any Trustees. The Fund expects its common shares to be listed on the NYSE, subject to notice of issuance, under the symbol "          ." Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders each year. The foregoing description and the description below under "Certain Provisions of the Declaration of Trust and By-Laws" and above under "Possible Conversion to Open-End Fund Status" are subject to the provisions contained in the Declaration of Trust and By-Laws.

Net asset value will be reduced immediately following the offering by the amount of the sales load and offering costs paid by the Fund. The Investment Manager has agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $ per common share. See "Use of Proceeds."

As of the date of this prospectus, an affiliate of the Investment Manager owned of record and beneficially common shares constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

CERTAIN PROVISIONS OF THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund.

The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Declaration of Trust and By-Laws require the Board of Trustees be divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class is elected to a three-year term. See the SAI under "Management of the Fund." This provision of the Declaration of Trust and By-Laws could delay for up to two years the replacement of a majority of the Board of Trustees. The Declaration of Trust requires the affirmative vote by holders of at least two-thirds of the common shares, which is higher than the vote required by the 1940 Act, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of Trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund's common shares would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a Trustee, when the Trustee has been elected by only one class), only the required vote by the applicable class or series would be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares. The Board of Trustees believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interests of the Fund and its shareholders.

The Declaration of Trust provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

Reference should be made to the Declaration of Trust and By-Laws on file with the Commission for the full text of these provisions.

_____________________________________________________________________________________________

UNDERWRITING

is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the Fund's underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

Underwriters	Number of Shares

The underwriting agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) if they purchase any of the common shares.

The underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to dealers at the public offering price less a concession not to exceed $ per common share. The sales load of $ per common share is equal to % of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not to exceed $ per common share on sales to certain other dealers. [In addition, the underwriters will pay up to $ per common share to MBSC Securities Corporation, a member of the Financial Industry Regulatory Authority and a wholly-owned subsidiary of Dreyfus, for distribution assistance it provides.] If all of the common shares are not sold at the initial offering price, the representative may change the public offering price and other selling terms. Investors must pay for any common shares purchased on or before . The representative has advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The total amount of the underwriter compensation will not exceed % of the total public offering price of the common shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of common shares, including the sales load, will be % of the total public offering price of the common shares sold in this offering.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to additional common shares at the public offering price less the sales load. The underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional common shares approximately proportionate to such underwriter's initial purchase commitment.

The Fund and the Investment Manager have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of , on behalf of the underwriters, dispose of or hedge any common shares or any securities convertible into or exchangeable for common shares. , in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell common shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, at least 1,100,000 shares are publicly held in the United States and the aggregate market value of publicly held shares in the United States is at least $60 million. The Fund expects its common shares to be listed on the NYSE, subject to notice of issuance, under the symbol "          ."

The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming no exercise and full exercise of the underwriters' option to purchase additional common shares.

Paid by the Fund

No Exercise	Full Exercise

Per share.........................................	$	$
Total...........................................	$	$

The Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the common shares after trading in the common shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, , on behalf of itself and the other underwriters, may purchase and sell common shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common shares in excess of the number of common shares to be purchased by the underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of common shares made in an amount up to the number of common shares represented by the underwriters' over-allotment option. In determining the source of common shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of common shares available for purchase in the open market as compared to the price of which they may purchase common shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of common shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make "naked" short sales of common shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of common shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of common shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids permit the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing common shares in this offering if the syndicate repurchases common shares to cover syndicate short positions or to stabilize the purchase price of the common shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of common shares. They may also cause the price of common shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be available on the website maintained by one or more of the underwriters. The representative may agree to allocate a number of common shares to the underwriters for sale to their online brokerage account holders. The representative will allocate common shares to the underwriters that may make internet distributions on the same basis as other allocations. In addition, common shares may be sold by the underwriters to securities dealers who resell common shares to online brokerage account holders.

Prior to the initial public offering of common shares, an affiliate of the Investment Manager purchased common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The Fund anticipates that, from time to time, certain of the underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform services for the Investment Manager and its affiliates in the ordinary course of business.

The principal business address of	is	.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Fund's securities and cash are held under a custodian agreement with          , . The transfer agent and dividend disbursing agent for the Fund's shares          is                  .

LEGAL OPINIONS

Stroock & Stroock & Lavan LLP ("Stroock"), New York, New York, serves as counsel to the Fund and to the non-interested Trustees. Certain matters will be passed upon for the underwriters by                             . Stroock and may rely on matters of Massachusetts law on the opinion of                                     , Boston, Massachusetts.

_____________________________________________________________________________________________

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Description of the Fund

Investment Objective and Policies

Management of the Fund

Management Arrangements

Determination of Net Asset Value

Portfolio Transactions

Summary of the Proxy Voting Policy, Procedures and

Guidelines of The Dreyfus Family of Funds

Repurchase of Shares

Taxation

Counsel and Independent Registered Public Accounting Firm

Appendix

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Shares

[LOGO]

Dreyfus Emerging Currency & Income Fund

Common Shares

$ per Share

_________________

PROSPECTUS

_________________

Until (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments of subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated February 20, 2008

DREYFUS EMERGING CURRENCY & INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

_______, 2008

Dreyfus Emerging Currency & Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Fund’s prospectus relating to its common shares (“common shares”) dated _____, 2008 (the “Prospectus”). This SAI does not include all of the information that a prospective investor should consider before purchasing common shares. Investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling _________, by writing to the Fund at 200 Park Avenue, New York, New York 10166, or by visiting www.dreyfus.com. The information contained in, or that can be accessed through, the website is not part of the Prospectus or this SAI. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

TABLE OF CONTENTS

Page

Description of the Fund
Investment Objective and Policies
Management of the Fund
Management Arrangements
Determination of Net Asset Value
Portfolio Transactions
Summary of the Proxy Voting Policy, Procedures and Guidelines of The Dreyfus Family of Funds
Repurchase of Shares
Taxation
Counsel and Independent Registered Public Accounting Firm
Financial Statements
Appendix A

DESCRIPTION OF THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was formed as a Massachusetts business trust on February 15, 2008.

The Fund’s investment manager is The Dreyfus Corporation (“Dreyfus”). Dreyfus has engaged its affiliate, Pareto Investment Management Limited (the “Sub-Adviser”), to serve as the Fund’s sub-investment adviser and to provide day-to-day management of the Fund’s investments, subject to the supervision of Dreyfus.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is total return, with an emphasis on current income. The Fund seeks to achieve its investment objective with an actively-managed portfolio of investments that provides long and short exposure to select emerging market currencies through investments in short-term fixed income securities and other instruments.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Foreign Securities

These securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

Brady Bonds

The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, generally are collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. The Fund also may invest in one or more classes of securities (“Structured Securities”) backed by, or representing interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments.

Participation Interests and Assignments

The Fund may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the “Borrower”), together with Agent Banks, are referred herein as “Intermediate Participants.”

The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

The Fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan (“Assignments”) from a third party. When the Fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender. The Fund may have difficulty disposing of Assignments because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Mortgage-Related Securities

The Fund may invest in mortgage-related securities, which are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”), adjustable rate mortgages, real estate investment trusts (“REITs”), or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Residential Mortgage-Related Securities. The Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities. Residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Commercial Mortgage-Related Securities. The Fund may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated Securities”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities. The Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”) and Multi-Class Pass-Through-Securities. The Fund may invest in CMOs which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indices. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. The Fund also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans (“ARMs”). The Fund may invest in ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. The Fund may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities in which the Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Real Estate Investment Trusts

The Fund may invest in REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Asset-Backed Securities

Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Illiquid Securities

The Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Other Investment Companies

The Fund may invest up to 10% of its total assets in securities of other open-end or closed-end investment companies that invest primarily in investments of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive investments available in the market. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Shareholders therefore would be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment company relative to other available investments. The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the 10% limitation described above, except that the Fund’s aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See “Lending Portfolio Securities” below.

Exchange-Traded Funds

The Fund may invest in shares of exchange-traded funds (collectively, “ETFs”), which are designed to provide investment results corresponding to a securities index. These may include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq 100 Shares”), World Equity Benchmark Series (“WEBS”) and iShares exchange-traded funds (“iShares”), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq 100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. WEBS are designed to replicate the composition and performance of publicly traded issuers in particular countries. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. Moreover, the Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

U.S. Government Securities

The Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Zero Coupon, Pay-in-Kind and Step-up Securities

The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The Fund may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds. The Fund also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Repurchase Agreements

The Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker/dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Commercial Paper

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Duration

The Fund may invest in or have exposure to fixed-income investments of any maturity or duration. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Sub-Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. This is a form of borrowing which involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission (the “SEC”). The SEC views reverse repurchase transactions as collateralized borrowings by the Fund.

Forward Roll Transactions

To enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Fund sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities. The Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

Derivatives and other Strategic Transactions

The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to manage duration, to provide a substitute for purchasing or selling particular securities or to increase potential returns. The Fund will not be a commodity pool. The Fund has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility as a registered investment company for an exclusion from the definition of commodity pool operator and that the Fund is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Some derivatives the Fund may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Futures Transactions—In General. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the Sub-Adviser’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions. The Fund may invest in futures contracts and options on futures contracts, including those with respect to securities indexes, interest rates and currencies.

The Fund may purchase and sell index futures contracts and options thereon. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell currency futures and options thereon. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options—In General. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities), including U.S. Government securities, corporate debt securities, foreign sovereign debt, mortgage-related securities, asset-backed securities, equity securities (including convertible securities), and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the over-the-counter market, or securities indices, currencies or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Successful use by the Fund of options and options on futures will be subject to the Sub-Adviser’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates. To the extent the Sub-Adviser’s predictions are incorrect, the Fund may incur losses.

Swap Transactions and Other Credit Derivatives. The Fund may engage in swap transactions, including currency swaps, total return swaps, index swaps and interest rate swaps. The Fund may enter into swaps for both hedging purposes and to seek to increase total return. The Fund also may enter into options on swap agreements, sometimes called “swaptions.”

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Most swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Thus, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Fund may enter into credit default swap agreements and similar agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

The Fund may invest in credit linked securities issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the credit derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap or other credit derivative agreements or to realize amounts to be received under such agreements.

The Fund will enter into swap and other credit derivatives transactions only when the Sub-Adviser believes it would be in the best interests of the Fund to do so. In addition, the Fund will enter into swap and other credit derivative agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).

Structured Notes and Other Hybrid Instruments. Structured notes are derivative debt securities or other securities, the interest rate or principal of which is determined by an unrelated indicator, and include indexed securities. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund. These notes may be issued by banks, brokerage firms, insurance companies and other financial institutions.

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each, a “benchmark”). The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Sub-Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Sub-Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management goal.

Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this SAI.

Foreign Currency Transactions

The Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent the Fund invests in such currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar.

The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.

Foreign currency transactions may involve, for example, the Fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund’s success in these transactions may depend on the ability of the Sub-Adviser to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The Fund may seek to take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation.

Lending Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities.

Short-Selling

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns.

When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

The Fund also may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called “naked” short sales (i.e., short sales that are not “against the box”), in which case the Fund’s losses could theoretically be unlimited in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Forward Commitments

The Fund may purchase or sell securities on a forward commitment (including “TBA” (to be announced)), when-issued or delayed-delivery basis, which means delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Fund would engage in forward commitments to increase its portfolio’s financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund’s exposure to changes in interest rates and will increase the volatility of its returns. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Money Market Instruments

When the Sub-Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Certain Investment Considerations and Risks

Fixed-Income Securities

The Fund may invest in fixed-income securities, including fixed-income securities rated at the time of purchase below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch” and together with Moody’s and S&P, the “Rating Agencies”) or, if unrated, deemed to be of comparable quality by the Sub-Adviser. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Certain securities that may be purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See “Appendix” for a general description of the Rating Agencies’ ratings.

High Yield Securities

The Fund may invest without limitation in higher yielding (and, therefore, higher risk) debt securities rated below investment grade by the Rating Agencies (commonly known as “high yield” or “junk bonds”). They may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. See “Appendix A” for a general description of the Rating Agencies’ ratings of securities. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the judgment, analysis and experience of the Sub-Adviser in evaluating the creditworthiness of an issuer.

The market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

These securities may be particularly susceptible to economic downturns. It is likely that any economic recession would disrupt severely the market for such securities and have an adverse impact on the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon which would increase the incidence of default for such securities.

The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Sub-Adviser will review carefully the credit and other characteristics pertinent to such new issues.

The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds, in which the Fund may invest up to 5% of its net assets. Zero coupon securities and pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See “Taxation.”

Foreign Securities

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, by investing in such securities the Fund will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value.

The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. The Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, the Advisers and their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Mortgage-Related Securities

Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Fund, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund’s mortgage-related securities to decrease broadly, the Fund’s effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Discount Obligations

A significant portion of the Fund’s investments may be in (i) securities (including most Brady Bonds) which were initially issued at a discount from their face value (collectively, “Discount Obligations”) and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on obligations purchased by the Fund may be significant, and accretion of market discount together with original issue discount, will cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Simultaneous Investments

Investment decisions for the Fund are made independently from those of other investment companies advised by the Sub-Adviser. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, the Sub-Adviser will ordinarily seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. The Fund, together with other investment companies advised by Dreyfus and the Sub-Adviser and their affiliates, may own significant positions in portfolio companies that, depending on market conditions, may affect adversely the Fund’s ability to dispose of some or all of its positions should it desire to do so.

Investment Restrictions

The Fund’s investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 10 are not fundamental policies and may be changed by vote of a majority of the Fund’s Board members at any time. The Fund may not:

1.

Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.	Borrow money, except to the extent permitted under the 1940 Act.

3.

Purchase or sell real estate, physical commodities, or oil and gas interests, but this shall not prevent the Fund from investing in securities secured by real estate, commodities or interests therein, and holding and selling such assets as a result of the ownership of securities or other instruments, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indexes or other financial instruments, and options on futures contracts or indexes.

4.

Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of securities directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of its portfolio securities.

5.

Lend any securities or make loans to others, except to the extent permitted under the 1940 Act or as otherwise permitted by the SEC. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

6.	Issue any senior security (as such term is defined in the 1940 Act), other than preferred shares and other forms of indebtedness to the extent permitted by the 1940 Act.

7.

Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with permitted borrowings or transactions in options, futures and options on futures.

8.	Purchase securities of open-end or closed-end investment companies, except to the extent in compliance with the 1940 Act or any exemptive relief obtained thereunder.

9.

Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

10.

Make short sale of securities, except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

If a percentage restriction set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUND

The Board of Trustees is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Manager
Pareto Investment Management Limited	Sub-Investment Adviser
Custodian, Transfer Agent and Dividend Disbursing Agent

Board of Trustees of the Fund1

Trustees of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

Name (Age) Position with Fund Since and Term (*)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

_____________________

[1]	None of the Trustees are “interested persons” of the Fund, as defined in the 1940 Act.

(*)         Beginning with the first annual meeting of shareholders of the Fund held after the initial public offering of common shares, the Board of Trustees shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Trustees of Class I shall be elected to the Board of Trustees for a term expiring at the next succeeding annual meeting of shareholders, Trustees of Class II shall be elected to the Board of Trustees for a term expiring at the second succeeding annual meeting of shareholders and Trustees of Class III shall be elected to the Board of Trustees for a term expiring at the third succeeding annual meeting of shareholders. At each subsequent annual meeting of shareholders, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.

The Fund has standing audit and nominating committees, each comprised of its Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board of Trustees’ oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Fund’s nominating committee, among other things, is responsible for selecting and nominating persons as Trustees for election or appointment by the Board of Trustees and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The Fund also has a standing compensation committee comprised of                               (Chair),                              , and                              . The function of the compensation committee is to establish the appropriate compensation for serving on the Board of Trustees. The Fund also has a standing pricing committee comprised of any one Trustees. The function of the pricing committee is to assist in valuing the Fund’s investments.

The table below indicates the dollar range of each Trustee’s ownership of shares of funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2007. As the Fund had not commenced offering its shares prior to the date of this SAI, no Fund shares were owned by any Trustees.

Name of Board Member	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member

[TO BE PROVIDED]

As of the date of this SAI, none of the Trustees or their immediate family members owned securities of Dreyfus, the Sub-Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus or the Sub-Adviser.

Officers of the Fund

J. DAVID OFFICER, President. Chief Operating Officer, Vice Chair and a director of Dreyfus, and an officer of 78 investment companies (comprised of 163 portfolios) managed by Dreyfus. He is 59 years old, and has been an employee of Dreyfus since April 1998.

PHILLIP N. MAISANO, Executive Vice President. Chief Investment Officer, Vice Chair and a director of Dreyfus, and an officer of 78 investment companies (comprised of 163 portfolios) managed by Dreyfus. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of Dreyfus. He is 60 years old and has been an employee of Dreyfus since November 2006. Prior to joining Dreyfus, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of Dreyfus, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer. Director-Mutual Fund Accounting of Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary. Associate General Counsel of Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 47 years old and has been an employee of Dreyfus since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary. Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary. Associate General Counsel of Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. She is 52 years old and has been an employee of Dreyfus since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary. Associate General Counsel of Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary. Associate General Counsel of Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. She is 45 years old and has been an employee of Dreyfus since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary. Associate General Counsel of Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary. Associate General Counsel of Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary. Associate General Counsel of Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1990.

RICHARD S. CASSARO, Assistant Treasurer. Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since October 1982.

GAVIN C. REILLY, Assistant Treasurer. Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since April 1991.

ROBERT S. ROBOL, Assistant Treasurer. Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1988.

ROBERT SALVIOLO, Assistant Treasurer. Senior Accounting Manager – Equity Funds of the Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since June 1989.

ROBERT SVAGNA, Assistant Treasurer. Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 79 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer. Vice President and Anti-Money Laundering Compliance Officer of MBSC Securities Corporation, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of MBSC Securities Corporation since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer. Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The address of each Trustee and officer of the Fund is 200 Park Avenue, New York, New York 10166.

The Fund pays Trustees its allocated portion of an annual retainer of $              and a fee of $           per meeting (with a minimum of $     per meeting and per telephone meeting) attended for the Fund and other funds (comprised of portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Trustees are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Trustees. The aggregate amount of compensation estimated to be paid to each Trustee by the Fund for the fiscal year ending                   , and the amount paid by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2006, was as follows:

Name of Trustee	Aggregate Estimated Compensation From the Fund*	Total Compensation From the Fund and Fund Complex Paid To Trustee(**)

_________________

*

Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and reimbursed expenses for attending Board of Trustee meetings, which in the aggregate are estimated to amount to $____.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Trustee served.

MANAGEMENT ARRANGEMENTS

Investment Manager

Dreyfus serves as the Fund’s investment manager. Dreyfus is a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing superior asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

Investment Management Agreement

Pursuant to an Investment Management Agreement with the Fund (the “Investment Management Agreement”), Dreyfus provides management services to the Fund. After an initial two-year term, the Investment Management Agreement will continue from year to year provided that a majority of the Trustees who are not “interested persons” of the Fund and either a majority of all Trustees or a majority (as defined in the 1940 Act) of the shareholders of the Fund approve its continuance. The Fund may terminate the Investment Management Agreement upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to Dreyfus. Dreyfus may terminate the Investment Management Agreement upon 60 days’ written notice to the Fund. The Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of Dreyfus: Jonathan Little, Chair of the Board; Jonathan Baum, Chief Executive Officer, Vice Chair-Distribution and a director; J. Charles Cardona, President, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; J. David Officer, Chief Operating Officer, Vice Chair and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Jill Gill, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; Mitchell E. Harris, Scott E. Wennerholm and Ronald P. O’Hanley III, directors.

Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.

Sub-Investment Adviser

The Sub-Adviser provides investment advisory assistance and day-to-day management of the Fund’s investments pursuant to the Sub-Investment Advisory Agreement (the “Sub-Advisory Agreement”) between the Sub-Adviser and Dreyfus. After an initial two-year term, the Sub-Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not “interested persons” of the Fund and either a majority of all Trustees or a majority (as defined in the 1940 Act) of the shareholders of the Fund approve its continuance. The Sub-Advisory Agreement is terminable without penalty (i) by Dreyfus on 60 days’ notice, (ii) by the Board of Trustees or by vote of the holders of a majority of the Fund’s shares on 60 days’ notice, or (iii) by the Sub-Adviser on not less than 90 days’ notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Investment Management Agreement for any reason.

The Sub-Adviser is a wholly-owned subsidiary of BNY Mellon, and an affiliate of Dreyfus. The following individuals are board members and/or senior officers of the Sub-Adviser: Brian K. Newton, Ronald G. Layard-Liesching, Michael J. Shilling, Jonathan M. Little, Michael E. Harris, Ronald P. O’Hanley, Carolyn M. Christie and Scott E. Wennerholm.

Portfolio Management

The Sub-Adviser provides day-to-day management of the Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and the approval of the Board of Trustees. The Sub-Adviser provides the Fund with portfolio managers who are authorized by the Board of Trustees to execute purchases and sales of securities. The Fund’s portfolio managers are [__________________], each of whom is employed by the Sub-Adviser. The Advisers also maintain research departments with professional staffs of portfolio managers and securities analysts who provide research services for the Fund and for other funds and accounts advised or sub-advised by Dreyfus or the Sub-Adviser.

The Fund, Dreyfus and the Sub-Adviser each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by Dreyfus or the Sub-Adviser. In that regard, portfolio managers and other investment personnel of Dreyfus and the Sub-Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel of Dreyfus and the Sub-Adviser who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the SEC at 1-202-551-5850), is available on the EDGAR Database on the SEC’s web site at http:\\www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the SEC at Public Reference Section, Washington, D.C. 20549.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. The Sub-Adviser has informed the Fund that in making its investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Portfolio Manager Compensation

Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The Fund’s portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: portfolio performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus’ pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in BNY Mellon restricted stock.

Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager’s performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

Individual qualitative performance is based on Dreyfus’ Chief Investment Officer’s evaluation of the portfolio manager’s performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

Portfolio managers are also eligible for Dreyfus’ Long Term Incentive Plan. Under that plan, cash and/or Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.

Additional Information About the Portfolio Managers

The following table lists the number and types of other accounts advised by the Fund’s primary portfolio managers and assets under management in those accounts as of                       , 2008:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
		$		$		$

[None of the funds or accounts are subject to a performance-based advisory fee.]

As the Fund had not offered its shares prior to the date of this SAI, the Fund’s primary portfolio managers did not own any Fund shares.

The portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ and the Sub-Adviser’s management of the Fund and Other Accounts, as applicable. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus or the Sub-Adviser, as the case may be, may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ or the Sub-Adviser’s, as the case may be, overall allocation of securities in that offering, or to increase Dreyfus’ or the Sub-Adviser’s, as the case may be, ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus or the Sub-Adviser, as the case may be, may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus or the Sub-Adviser, as the case may be. Dreyfus or the Sub-Adviser, as the case may be, periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus or the Sub-Adviser, as the case may be, could be viewed as having a conflict of interest to the extent that Dreyfus or the Sub-Adviser, as the case may be, or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

The involvement of the Sub-Adviser in the management of other accounts may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. The Sub-Adviser advises accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. The Sub-Adviser will not have any obligation to make available for the benefit of the management of the Fund any such transactions. The results of the Fund’s investment activities, therefore, may differ from those of the Sub-Adviser and it is possible that the Fund could sustain losses during periods in which the Sub-Adviser achieves significant profits on its trading for such other accounts. From time to time, the Fund’s activities may be limited because of regulatory restrictions applicable to the Sub-Adviser and/or its internal policies designed to comply with such restrictions.

Dreyfus’ and the Sub-Adviser’s respective goal is to provide high quality investment services to all clients, while meeting Dreyfus’ and the Sub-Adviser’s respective fiduciary obligation to treat all clients fairly. Each of Dreyfus and the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus and the Sub-Adviser monitor a variety of areas, including compliance with Fund guidelines and compliance with the Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Expenses

All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus or the Sub-Adviser. The expenses borne by the Fund include, without limitation: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Trustees who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or the Sub-Adviser or their affiliates, SEC fees and state Blue Sky qualification fees, leverage expenses, rating agency fees, listing fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund’s existence, expenses of repurchasing shares, certain dividend reinvestment plan fees, costs of preparing, printing and distributing shareholders reports, proxy statements and reports to governmental agencies, and any extraordinary expenses.

As compensation for Dreyfus’ services, the Fund has agreed to pay Dreyfus a monthly investment management fee computed at the annual rate of ___% of the value of the Fund’s average weekly managed assets (i.e., the net asset value of the common shares plus the liquidation preference of any preferred shares and the principal amount of any outstanding borrowings used for leverage). The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Fund’s net assets increases.

Under the Sub-Advisory Agreement, Dreyfus has agreed to pay the Sub-Adviser, out of the fee Dreyfus receives from the Fund, a monthly sub-investment advisory fee computed at the annual rate of       % of the value of the Fund’s average weekly managed assets.

Custodian, Transfer and Dividend Disbursing Agent

,                                  , is the Fund’s custodian, transfer agent and dividend disbursing agent.                                   has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the                                   holds the Fund’s securities and keeps all necessary accounts and records. For its custody services, the                                   receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transaction charges. Under the transfer agency agreement with the Fund, the                                   arranges for the maintenance of the relevant shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

DETERMINATION OF NET ASSET VALUE

Net asset value per common share is determined as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (usually 4:00 p.m., Eastern time), on the last business day in each week. Substantially all of the Fund’s fixed-income investments (excluding short-term investments) are valued by one or more independent pricing services (the “Service”) approved by the Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and are valued at the mean price or yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from market makers. Other investments that are not valued by the Service are valued at the last sales price for securities traded primarily on an exchange or the national securities market or otherwise at the average of the most recent bid and asked prices. Bid-price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by Dreyfus. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of certain of the Fund’s portfolio securities. Short-term investments may be carried at amortized cost, which approximates value.

Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, are not valued by the Service, or are determined by the Fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Fund calculated its net asset value), are valued at fair value as determined in good faith based on procedures approved by the Board of Trustees. Fair value of investments may be determined by the Board of Trustees, its pricing committee or its valuation committee in good faith using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the security’s most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if it believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

PORTFOLIO TRANSACTIONS

The Fund’s portfolio transactions are executed through the trading desk of the Sub-Adviser (the “Trading Desk”). The Fund benefits from the research facilities, and is subject to the internal policies and procedures, of the Sub-Adviser.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk attempts to obtain best execution for the Fund by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the Fund’s portfolio managers. Under the Trading Desk’s procedures, the portfolio managers and the Trading Desk may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts and other relevant factors).

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing the Fund’s investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

Certain of the Fund’s transactions in foreign securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Funds and accounts managed by Dreyfus or the Sub-Adviser or an affiliated entity may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

The Fund contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of Dreyfus and the Sub-Adviser. The Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of Dreyfus or the Sub-Adviser are reasonable and fair.

The Fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND

GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund’s portfolio. Dreyfus, through its participation on the Mellon Proxy Policy Committee (the “MPPC”), applies Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Dreyfus seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon’s or Dreyfus’ policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

Information regarding how Dreyfus voted proxies for the Fund will be available on the Dreyfus Family of Funds’ website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on the Fund’s Form N-PX filed with the SEC.

REPURCHASE OF SHARES

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board of Trustees may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how common shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers the issue, it is the Board of Trustees’ present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in delisting of the common shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board of Trustees’ judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

Before deciding whether to take any action, the Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAXATION

The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest each taxable year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement (described above) are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31st of the calendar year (unless an election is made to use the Fund’s fiscal year), and (3) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid on December 31st of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders.

Distributions

Dividends paid out of the Fund’s current and accumulated earnings and profits will be taxable to a U.S. shareholder as ordinary income to the extent of the Fund’s earnings and profits.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual shareholders at long-term capital gains rates regardless of the length of time the shareholders have held their shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit. Distributions declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares; any such return of capital distributions in excess of the shareholder’s tax basis will be treated as gain from the sale of his or her shares, as discussed below.

If the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.

Although the Fund may realize tax-exempt income on certain investments, it will generally be unable to pass through to its shareholders the tax-exempt nature of that income.

Sale of Fund Shares

A shareholder generally will recognize gain or loss on the sale of shares of the Fund in an amount equal to the difference between the amount of cash and the fair market value of any property received on the sale and the shareholder’s adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as undistributed capital gains) with respect to such shares. Also, any loss realized on a sale of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss. The ability to otherwise deduct capital losses may be subject to other limitations imposed by the Code.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the 90% gross income requirement that applies to regulated investment companies. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

Options, Futures, Forward Contracts and Swap Agreements

Certain options that are listed on a qualified board of exchange (“listed options”) written or purchased by the Fund (including options on futures contracts, broad-based equity indices and debt securities) as well as certain futures contracts will be governed by section 1256 of the Code (“section 1256 contracts”). Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60% long-term and 40% short-term capital gain or loss. Almost no options listed on non-U.S. exchanges will meet the requirements for Section 1256 treatment.

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund’s securities, to convert long-term capital gains into short-term capital gains and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. In particular, the straddle rules require that certain losses be deferred, and the holding period for positions governed by theses rules generally will not begin until after the offsetting position is no longer outstanding.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Investment in Non-U.S. Securities

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. It is anticipated that shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

Passive Foreign Investment Company

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. However, the Fund will be unable to make a QEF election unless certain information is received from the PFIC, and there can be no assurance the PFIC will provide such information. Alternatively, the Fund can, in certain cases, elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

A PFIC is any foreign corporation: (1) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active businesses and certain income received from related persons.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, the Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in Securities of Uncertain Tax Character

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (the “IRS”). To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Borrowings

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

If a shareholder fails to furnish a correct taxpayer identification number, or fails to make required certifications or has been notified by the IRS that the shareholder is subject to “backup withholding,” the shareholder may be subject to a “backup withholding” tax with respect to (1) taxable dividends and (2) the proceeds of any sales or repurchases of the Fund’s shares. An individual’s taxpayer identification number is generally his or her social security number. Corporate shareholders and other shareholders specified in the Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or a credit against a taxpayer’s U.S. federal income tax liability if the appropriate information is provided to the IRS.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate or a foreign corporation (“foreign shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income, including any dividends designated as qualified dividend income, will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder), which tax is generally withheld from such distributions. U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of U.S. source interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008.

Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will generally not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would generally be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. federal income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Taxation — Backup Withholding” above.

Under recently enacted legislation, foreign shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisers regarding the application of this recently enacted legislation.

Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will generally be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership should consult its tax advisors with respect to the partnership’s purchase, ownership and disposition of Fund shares.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. In addition, significant penalties may be imposed upon the failure to comply with the tax shelter reporting rules. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Fund.

,                                          , an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Fund. The statement of assets and liabilities of the Fund as of                      included in this SAI has been so included in reliance on the report of ____, given on the authority of said firm as experts in auditing and accounting.

DREYFUS EMERGING CURRENCY & INCOME FUND

Statement of Assets and Liabilities

as of ________, 2008

Assets:
Cash	$
Total Assets	$
Liabilities:
Total Liabilities	—
Net Assets applicable to _____ shares of $.001 par value beneficial interest outstanding	$
Net asset value per common shares outstanding ($______ divided by ____ common shares outstanding)	$

NOTES TO FINANCIAL STATEMENT

Note 1: Organization

Dreyfus Emerging Currency & Income Fund (the “Fund”) was formed as a Massachusetts business trust on February 15, 2008 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund has been inactive since that date except for matters relating to the Fund’s establishment, designation, registration of the Fund’s shares of beneficial interest (“Shares”) under the Securities Act of 1933, as amended, and the sale of _____ Shares (“Initial Shares”) for $_____ to______, an affiliate of The Dreyfus Corporation (“Dreyfus”). The proceeds of such Initial Shares in the Fund were held in cash. There are an unlimited number of shares of $0.001 par value beneficial interest authorized.

Dreyfus has agreed to reimburse all organizational expenses (approximately $_______) and to pay all offering costs (other than the sales load) that exceed $___ per Common Share. The total offering costs of the Fund are expected to be approximately $_______, of which the Fund is expected to bear $________.

Note 2: Accounting Policies

The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 3: Investment Management Agreement and Sub-Investment Advisory Agreement

The Fund has entered into an Investment Management Agreement with Dreyfus, pursuant to which Dreyfus will provide general investment management services for the Fund. For providing these services, the Fund has agreed to pay Dreyfus an investment management fee, accrued daily and paid monthly, at an annual rate equal to ___% of the Fund’s average weekly managed assets (i.e., the next asset value of the Common Shares plus the liquidation preference of any preferred shares and the principal amount of any outstanding borrowings used for leverage).

Dreyfus has entered into a Sub-Investment Advisory Agreement with its affiliate, Standish Mellon Asset Management Company LLC (the “Sub-Adviser”). The Sub-Adviser is responsible for implementation of the Fund’s investment strategy and investment of the Fund’s assets on a day-to-day basis in accordance with the Fund’s investment objective and policies. For its services under the Sub-Investment Advisory Agreement, Dreyfus (not the Fund) has agreed to pay the Sub-Adviser a monthly sub-investment advisory fee computed at the annual rate of % of the value of the Fund’s average weekly managed assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of

DREYFUS EMERGING CURRENCY & INCOME FUND:

[To be Provided]

APPENDIX

Rating Categories

Description of certain ratings assigned by S&P, Moody’s and Fitch:

S&P

Long-term

AAA

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated “CC” is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol “r” is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation “N.R.” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1

A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s

Long-term

Aaa

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

A

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Long-term investment grade

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. “DD” ratings indicate potential recoveries in the range of 50% - 90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

“NR” indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F1.”

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits
1)	Financial Statements

Part A—None

Part B—Report of Independent Registered Public Accounting Firm*

Statement of Assets and Liabilities*

2)	Exhibits

(a)	Agreement and Declaration of Trust*
(b)	By-Laws*
(c)	Not applicable
(d)(i)	Form of specimen share certificate*
(d)(ii)	The rights of security holders are defined in the Registrant’s Agreement and Declaration of Trust (Articles IV, IX and XII) and the Registrant’s By-Laws (Articles II and VI).
(e)	Form of Dividend Reinvestment Plan*
(f)	Not applicable
(g)(i)	Form of Investment Management Agreement*
(g)(ii) (h)	Form of Sub-Advisory Agreement* Form of Underwriting Agreement*
(i)	Not applicable
(j)	Form of Custodian Agreement*
(k)	Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement*
(l)(i)	Opinion and Consent of Stroock & Stroock & Lavan LLP*
(l)(ii)	Opinion and Consent of _________ (Special Massachusetts Counsel)*
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm*
(o)	Not applicable
(p)	Form of Investment Representation Letter*
(q)	Not applicable
(r)	Code of Ethics of the Fund and the Investment Manager*
(s)	Power of Attorney*

___________________________

*	To be filed by amendment.

Item 26.	Marketing Arrangements

See Exhibit 2(h).

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with the offer described in this Registration Statement:

SEC registration fees	$ ________
New York Stock Exchange listing fee*	$ ________
Printing and engraving expenses*	$ ________
Auditing fees and expenses*	$ ________
Legal fees and expenses*	$ ________
NASD fees*	$ ________
Miscellaneous*	$ ________
Total*	$ ________

___________________

*	Estimated.

Item 28.	Persons Controlled by or under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

Title of Class	Number of Record Holders

Common Shares, par value $.001 per share	None

Item 30.	Indemnification

The Registrant’s charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys’ fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following: Article XII of the Registrant’s Agreement and Declaration of Trust and Article VIII of the Registrant’s By-Laws.

The Registrant has agreed to indemnify the Underwriters of the Registrant’s common shares to the extent set forth in Exhibit 2(h).

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of Investment Adviser and Sub-Investment Advisers

(a)        This information, with respect to the Investment Manager, is set forth under the caption “Management of the Fund” in the Prospectus and “Management Arrangements” in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement.

The following is a list of the directors and officers of The Dreyfus Corporation, the Registrant’s Investment Manager.

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum	MBSC Securities Corporation++	Director	6/07 - Present
Director and Vice Chair -		Executive Vice President	6/07 - Present
Distribution
	Dreyfus Service Corporation++	Director	8/06 - 6/07
		Executive Vice President	3/06 - 6/07

	Scudder Investments	Chief Operating Officer	7/02 - 1/05
345 Park Avenue
New York, New York 10154

	Scudder Distributors, Inc.	President	7/02 - 1/05
	345 Park Avenue	Chief Executive Officer	7/02 - 1/05
New York, New York 10154

J. Charles Cardona	Dreyfus Investment Advisors, Inc.++	Chairman of the Board	2/02 - Present
Director and Vice Chair
	Boston Safe Advisors, Inc.++	Director	10/01 - Present

	MBSC Securities Corporation++	Executive Vice President	2/97 - Present
		Director	8/00 - Present

Diane P. Durnin	Seven Six Seven Agency, Inc. ++	Director	4/02 - Present
Vice Chair and Director	MBSC Securities Corporation**	Executive Vice President	2/97 - Present
		Director	8/00 - Present

Thomas F. Eggers	MBSC Securities Corporation++	Chairman	4/05 - Present
Director, President and		Chief Executive Officer	4/05 - Present
Chief Operating Officer
	Dreyfus Service Organization++	Director	4/05 - Present

	Founders Asset Management LLC****	Member, Board of	4/05 - Present
Managers

	Lighthouse Growth Advisers LLC++	Member, Board of Managers	4/05 - Present

	Scudder Investments	President	5/02 - 3/05
	345 Park Avenue	Chief Executive Officer	5/02 - 3/05
New York, NY 10154

	Scudder Distributor	Chairman	5/02 - 3/05
345 Park Avenue
New York, NY 10154

Jonathan Little	Mellon Global Investments	Chief Executive Officer	5/02 - Present
Chair of the Board			5/02 - Present

	Mellon Fund Managers Limited	Director	5/03 - Present

	Mellon Global Investments (Holdings) Ltd.	Director	9/03 - Present

	Mellon Global Investing Corp.	Director	5/02 - Present

	Mellon International Investment Corp.	Director	4/02 - Present

	Mellon Overseas Investment Corp.	Director	12/02 - Present

	Hamon Investment Group PTE Ltd.	Director	3/02 - Present

	Mellon Chile Holdings, S.A.	Director	7/03 - Present

	Mellon Global Funds, plc	Director	12/00 - Present

	Mellon Global Management Ltd.	Director	11/00 - Present

	Mellon Global Investments Japan Ltd.	Director	6/02 - Present

	Universal Liquidity Funds, plc	Director	11/00 - Present

	Pareto Investment Management Ltd.	Director	11/04 - Present

	Mellon Global Investments (Asia) Ltd.	Director	5/01 - Present

	Mellon Global Investments Australia Ltd.	Director	10/02 - Present

	Mellon Australia Ltd.	Director	7/02 - Present

	Mellon Alternative Strategies Ltd.	Director	10/04 - Present

	NSP Financial Services Group Pty Ltd.	Director	12/01 - Present

	Kiahan Ltd.	Director	12/01 - Present

Phillip N. Maisano	Mellon Financial Corporation+	Senior Vice President	4/06 - Present
Director, Vice Chair and
Chief Investment Officer	EACM Advisors LLC	Chairman of Board	8/04 - Present
	200 Connecticut Avenue	Chief Executive Officer	8/04 - 5/06
Norwalk, CT 06854-1940

	Founders Asset Management LLC****	Member, Board of Managers	11/06 - Present

	Standish Mellon Asset Management Company, LLC	Board Member	12/06 - Present
One Financial Center
Boston, MA 02211

	Mellon Capital Management Corporation***	Director	12/06 - Present

	Mellon Equity Associates, LLP*	Board Member	12/06 - Present

	Newton Management Limited	Board Member	12/06 - Present
London, England

	Franklin Portfolio Associates, LLC*	Board Member	12/06 - Present

Mitchell E. Harris	Standish Mellon Asset Management Company LLC	Chairman	2/05 - Present
Director	One Financial Center	Chief Executive Officer	8/04 - Present
	Boston, MA 02211	Member, Board of Managers	10/04 - Present

	Palomar Management	Director	12/97 - Present
London, England

	Palomar Management Holdings Limited	Director	12/97 - Present
London, England

	Pareto Investment Management Limited	Director	9/04 - Present
London, England

	MAM (DE) Trust+++++	President	10/05 - 1/07
		Member of Board of Trustees	10/05 - 1/07

	MAM (MA) Holding Trust+++++	President	10/05 - 1/07
		Member of Board of Trustees	10/05 - 1/07

Ronald P. O’Hanley	Mellon Financial Corporation+	Vice Chairman	6/01 - Present
Vice Chair and Director
	Mellon Bank, N.A. +	Vice Chairman	6/01 - Present

	Mellon Growth Advisors, LLC*	Board Member	1/02 - 7/03

	TBC General Partner, LLC*	President	7/03 - Present

	Standish Mellon Asset Management Holdings, LLC	Board Member	7/01 - 7/03
One Financial Center
Boston, MA 02211

	Standish Mellon Asset Management Company, LLC	Board Member	7/01 - Present
One Financial Center
Boston, MA 02211

	Franklin Portfolio Holdings, LLC*	Director	12/00 - Present

	Franklin Portfolio Associates, LLC*	Director	4/97 - Present

	Pareto Partners (NY)	Partner Representative	2/00 - Present
505 Park Avenue
NY, NY 10022

	Buck Consultants, Inc.++	Director	7/97 - Present

	Newton Management Limited	Executive Committee Member	10/98 - Present
	London, England	Director	10/98 - Present

	Mellon Global Investments Japan Ltd.	Non-Resident Director	11/98 - Present
Tokyo, Japan

	TBCAM Holdings, LLC*	Director	1/98 - Present

	Fixed Income (MA) Trust*	Trustee	6/03 - Present

	Fixed Income (DE) Trust*	Trustee	6/03 - Present

	Pareto Partners	Partner Representative	5/97 - Present
271 Regent Street
London, England W1R 8PP

	Mellon Capital Management Corporation***	Director	2/97 - Present

	Certus Asset Advisors Corp.**	Director	2/97 - 7/03

	Mellon Bond Associates, LLP+	Executive Committee Member	1/98 - 7/03
		Chairman	1/98 - 7/03

	Mellon Equity Associates, LLP+	Executive Committee Member	1/98 - Present
		Chairman	1/98 - Present

	Mellon Global Investing Corp.*	Director	5/97 - Present
		Chairman	5/97 - Present
		Chief Executive Officer	5/97 - Present

Scott E. Wennerholm	Mellon Capital Management Corporation***	Director	10/05 - Prsent
Director
	Newton Management Limited	Director	1/06 - Present
London, England

	Pareto Investment Management Limited	Director	3/06 - Present
London, England

	Mellon Equity Associates, LLP+	Executive Committee Member	10/05 - Present

	Standish Mellon Asset Management Company, LLC	Member, Board of Managers	10/05 - Present
One Financial Center
Boston, MA 02211

	The Boston Company Holding, LLC*	Member, Board of Managers	4/06 - Present

	Mellon Bank, N.A.+	Senior Vice President	10/05 - Present

	Mellon Trust of New England, N.A.*	Director	4/06 - Present
		Senior Vice President	10/05 - Present

	MAM (DE) Trust+++++	Member of Board of Trustees	1/07 - Present

	MAM (MA) Holding Trust*	Member of Board of Trustees	1/07 - Present

J. David Officer	MBSC Securities Corporation++	President	3/00 - Present
Vice Chair and Director		Director	3/99 - Present

	MBSC, LLC++	Manager, Board of Managers	4/02 - Present
		President	4/02 - Present

	Boston Safe Advisors, Inc. ++	Director	10/01 - Present

	Dreyfus Transfer, Inc. ++	Chairman and Director	2/02 - Present

	Dreyfus Service Organization, Inc.++	Director	3/99 - Present

	Dreyfus Insurance Agency of Massachusetts, Inc.++	Director	5/98 - Present

	Seven Six Seven Agency, Inc.++	Director	10/98 - Present

	Mellon Residential Funding Corp. +	Director	4/97 - Present

	Mellon Bank, N.A.+	Executive Vice President	2/94 - Present

	Mellon United National Bank	Director	3/98 - Present
1399 SW 1st Ave., Suite 400
Miami, Florida

	Dreyfus Financial Services Corp. +	Director	9/96 - 4/02
		Chairman	6/99 - 4/02
		Chief Executive Officer	6/99 - 4/02

	Dreyfus Investment Services Company LLC+	Manager	11/01 - 12/02
		Chairman	11/01 - 12/02
		Chief Executive Officer	11/01 - 12/02

Patrice M. Kozlowski	None
Senior Vice President -
Corporate Communications

Gary Pierce	Lighthouse Growth Advisors LLC++	Member, Board of Managers	7/05 - 9/05
Controller		Vice President and Treasurer	7/05 - 9/05

	The Dreyfus Trust Company+++	Chief Financial Officer	7/05 - Present
		Treasurer	7/05 - Present

	MBSC, LLC++	Chief Financial Officer	7/05 - 6/07
		Manager, Board of Managers	7/05 - 6/07

	MBSC Securities Corporation++	Director	6/07 - Present
		Chief Financial Officer	6/07 - Present

	Dreyfus Service Corporation++	Director	7/05 - 6/07
		Chief Financial Officer	7/05 - 6/07
		Senior Vice President - Finance	1/05 - 7/05
		Vice President - Finance	3/03 - 1/05

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 - Present

	Dreyfus Consumer Credit Corporation++	Treasurer	7/05 - Present

	Dreyfus Transfer, Inc.++	Chief Financial Officer	7/05 - Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 - Present

	Seven Six Seven Agency, Inc.++	Treasurer	4/99 - Present

Joseph W. Connolly	The Dreyfus Family of Funds ++	Chief Compliance Officer	10/04 - Present
Chief Compliance Officer
	The Mellon Funds Trust ++	Chief Compliance Officer	10/04 - Present

	Dreyfus Investment Advisors, Inc. ++	Chief Compliance Officer	10/04 - Present

	Lighthouse Growth Advisors, LLC ++	Chief Compliance Officer	10/04 - Present

	MBSC, LLC ++	Chief Compliance Officer	10/04 - Present

	MBSC Securities Corporation ++	Chief Compliance Officer	10/04 - Present

	Boston Service Corporation ++	Chief Compliance Officer	10/04 - Present

	Mellon Securities Services +	First Vice President	11/01 - 2/04

Anthony Mayo	None
Vice President -
Information Systems

Theodore A. Schachar	Lighthouse Growth Advisors LLC++	Assistant Treasurer	9/02 - Present
Vice President - Tax
	Dreyfus Service Corporation++	Vice President - Tax	10/96 - Present

	MBSC, LLC++	Vice President - Tax	4/02 - Present

	The Dreyfus Consumer Credit Corporation ++	Chairman	6/99 - Present
		President	6/99 - Present

	Dreyfus Investment Advisors, Inc.++	Vice President - Tax	10/96 - Present

	Dreyfus Service Organization, Inc.++	Vice President - Tax	10/96 - Present

John E. Lane	A P Colorado, Inc.+	Vice President - Real	8/07 - Present
Vice President		Estate and Leases

	A P East, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	A P Management, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	A P Properties, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	A P Rural Land, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	Allomon Corporation+	Vice President - Real	8/07 - Present
Estate and Leases

	MBC Investments Corporation +	Vice President - Real	8/07 - Present
Estate and Leases

	MBSC Securities Corporation++	Vice President - Real	8/07 - Present
Estate and Leases

	MELDEL Leasing Corporation Number 2, Inc.+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon Capital Management Corporation+	Vice President - Real	8/07 - Present
Estate and Leases

	Mellon Financial Services Corporation #1+	Vice President - Real	8/07 - Present
Estate and Leases

	Mellon Financial Services Corporation #4+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon International Leasing Company+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon Leasing Corporation+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon Trust Company of Illinois+	Vice President - Real	8/07 - Present
Estate and Leases

	MFS Leasing Corp.+	Vice President - Real	7/07 - Present
Estate and Leases

	MMIP, LLC+	Vice President - Real	8/07 - Present
Estate and Leases

	Pontus, Inc.+	Vice President - Real	7/07 - Present
Estate and Leases

Jeanne M. Login	A P Colorado, Inc.+	Vice President - Real	8/07 - Present
Vice President		Estate and Leases

	A P East, Inc.+	Vice President – Real	8/07 - Present
Estate and Leases

	A P Management, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	A P Properties, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	A P Rural Land, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	Allomon Corporation+	Vice President - Real	8/07 - Present
Estate and Leases

	APT Holdings Corporation+	Vice President - Real	8/07 - Present
Estate and Leases

	BNY Investment Management Services LLC ++++	Vice President - Real	1/07 - Present
Estate and Leases

	MBC Investments Corporation+	Vice President - Real	8/07 - Present
Estate and Leases

	MBSC Securities Corporation++	Vice President - Real	8/07 - Present
Estate and Leases

	MELDEL Leasing Corporation Number 2, Inc.+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon Capital Management Corporation+	Vice President - Real	8/07 - Present
Estate and Leases

	Mellon Financial Services Corporation #1+	Vice President - Real	8/07 - Present
Estate and Leases

	Mellon Financial Services Corporation #4+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon International Leasing Company+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon Leasing Corporation+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon Trust Company of Illinois+	Vice President - Real	8/07 - Present
Estate and Leases

	MFS Leasing Corp.+	Vice President - Real	7/07 - Present
Estate and Leases

	MMIP, LLC+	Vice President - Real	8/07 - Present
Estate and Leases

	Pontus, Inc.+	Vice President - Real	7/07 - Present
Estate and Leases

James Bitetto	The TruePenny Corporation++	Secretary	9/98 - Present
Secretary
	MBSC Securities Corporation++	Assistant Secretary	8/98 - Present

	Dreyfus Investment Advisors, Inc.++	Assistant Secretary	7/98 - Present

	Dreyfus Service Organization, Inc.++	Assistant Secretary	7/98 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President and Director	2/02 - Present

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.

**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.

***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.

****	The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.

+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.

+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

(b)        Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Pareto Investment Management Limited (“Pareto”), the sub-investment adviser to Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Pareto or that firm’s officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Pareto (SEC File No. 801-38908).

Item 32.	Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Custodian, [_______]. All other records so required to be maintained will be maintained at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1)        Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(5)	Registrant hereby undertakes that:

(a)        for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b)        for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)        Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 19th day of February, 2008.

DREYFUS EMERGING CURRENCY & INCOME FUND

By:	/s/ J. David Officer
Name: J. David Officer Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ J. David Officer	President (Principal Executive Officer)	February 19, 2008
J. David Officer

/s/ James Windels	Treasurer (Principal Financial and Accounting Officer)	February 19, 2008
James Windels

/s/ Jeff Prusnofsky	Trustee	February 19, 2008
Jeff Prusnosky